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                                                                   EXHIBIT 10.73

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                     --------------------------------------

                            SHARE PURCHASE AGREEMENT

                     --------------------------------------


                               FOR THE PURCHASE OF


                        COMMON SHARES OF METHYLGENE INC.


                                      FROM

                                 HYBRIDON, INC.

                                   THE SELLER


                                       BY


                            ROYAL BANK VENTURES INC.,

          FONDS DE SOLIDARITE DES TRAVAILLEURS DU QUEBEC (F.T.Q.), AND

                      ONTARIO TEACHERS' PENSION PLAN BOARD


                                 THE PURCHASERS


                                  MAY 11, 2001




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                                TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
ARTICLE I Purchase and Sale of Shares........................................................1

         1.1   Certain Definitions...........................................................1

         1.2   Purchase and Sale of Shares...................................................2

         1.3   Purchase Price................................................................2

         1.4   Material Adverse Change.......................................................3


ARTICLE II Representations and Warranties of the Seller......................................3

         2.1   Organization..................................................................3

         2.2   Authorization.................................................................3

         2.3   Validity......................................................................3

         2.4   Ownership of the Shares.......................................................4

         2.5   No other agreement to Purchase................................................4

         2.6   Realizations..................................................................4

         2.7   Litigation....................................................................4

         2.8   Compliance with Securities Laws...............................................4

         2.9   Third Parties Consents........................................................5


ARTICLE III Representations and Warranties of the Purchasers.................................5

         3.1   Organization..................................................................5

         3.2   Authorization.................................................................5

         3.3   Validity......................................................................5

         3.4   Purchase for Investment.......................................................5


ARTICLE IV Covenants.........................................................................6

         4.1   Cooperation...................................................................6

         4.2   Filings By Seller.............................................................6

         4.3   Transfer Taxes, Fees and Expenses.............................................6


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

         4.4   Consents and Waivers..........................................................7


ARTICLE V Closing Matters....................................................................7

         5.1   The Closing...................................................................7

         5.2   Delivery of Shares and Assignments............................................7


ARTICLE VI Conditions of Closing.............................................................8

         6.1   Conditions to the benefit of the Purchasers...................................8

         6.2   Conditions to the benefit of the Seller......................................10


ARTICLE VII Miscellaneous...................................................................11

         7.1   Survival of Representation and Warranties....................................11

         7.2   Additional Documents and Acts................................................11

         7.3   Specific Performance.........................................................12

         7.4   Notices......................................................................12

         7.5   Assignment...................................................................13

         7.6   Fees.........................................................................14

         7.7   Waiver.......................................................................14

         7.8   Entire Agreement.............................................................14

         7.9   Amendments, Supplements, Etc.................................................14

         7.10  Interpretation...............................................................14

         7.11  Headings and Captions........................................................15

         7.12  Counterparts.................................................................15

         7.13  Successors and Assigns.......................................................15

         7.14  Severability.................................................................15

         7.15  Governing Law................................................................15

         7.16  Language.....................................................................15


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                            SHARE PURCHASE AGREEMENT

This Share Purchase Agreement is made and entered into as of May 11, 2001 (the "AGREEMENT") by Royal Bank Ventures Inc., Fonds de Solidarite des Travailleurs du Quebec (F.T.Q.) and Ontario Teachers' Pension Plan Board (collectively, the "PURCHASERS" and each as a "PURCHASER"), and Hybridon, Inc. (the "SELLER").

                                   WITNESSETH

     WHEREAS, the Seller is the owner of the Shares (as hereinafter defined);
and

     WHEREAS, the Seller is a party to the Shareholders' Agreement (as hereinafter defined) governing disposition of the Shares and granting certain rights with respect to the Shares;

     WHEREAS, the Purchasers desire to purchase from the Seller, and the Seller desires to sell to the Purchasers, the Shares upon the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the promises and the mutual agreements, covenants, representations, warranties and indemnities contained in this Agreement, the Purchasers and the Seller hereby agree as follows:

                                   ARTICLE I

                           PURCHASE AND SALE OF SHARES

1.1  CERTAIN DEFINITIONS.

     For purposes of this Agreement, the following terms shall have the meanings set forth below:

     (a) "C$" shall mean Canadian dollars.

     (b) "CLOSING" shall have the meaning assigned to it in Section 5.1 hereof.

     (c) "CLOSING DATE" shall have the meaning assigned to it in Section 5.1 hereof.

     (d) "COMPANY" shall mean MethylGene Inc., a corporation organized under the laws of Quebec.

     (e) "ENCUMBRANCE" shall mean any Lien pertaining to the sale, assignment, disposition, transfer or the voting rights of, on or pertaining to the Shares (including, without limitation, any consents or approvals of transfers, options, rights of first refusal and co-sale rights).

     (f) "LIEN", shall mean any lien, pledge, claim, security interest, encumbrance, charge, restriction or limitation of any kind, whether arising by agreement, operation of law or otherwise other than Permitted Encumbrances.

     (g) "MATERIAL ADVERSE CHANGE" shall have the meaning set forth in Section
         1.4 hereof.

     (h) "PERMITTED ENCUMBRANCES " shall mean those Encumbrances arising under the Shareholders' Agreement to the extent they do not relate or apply to the transactions contemplated by this Agreement.

     (i) "SHAREHOLDERS' AGREEMENT" shall mean, collectively (i) that certain Shareholders' Agreement, dated as of January 4, 1996, among Fonds de solidarite des travailleurs du Quebec (F.T.Q.) ("FONDS"), Fonds d'Investissement en Biotechnologie BioCapital II, societe en commandite ("BIOCAPITAL"), Societe Innovatech du Grand Montreal ("INNOVATECH"), Seller and the Company, as amended, and (ii) that certain Unanimous Shareholders' Agreement, dated as of January 4, 1996, among Fonds, Biocapital, Innovatech, Seller and the Company, as amended.

     (j) "SHARES" shall mean 1,552,941 Common Shares of the Company, issued to Seller pursuant to the reorganization of the Company's Class A shares and Class B shares into a single class of shares described as "COMMON SHARES", to be acquired by the Purchasers at the Closing as contemplated by this Agreement.

     (k) "US DOLLAR EQUIVALENT" means, in respect of any amount expressed in Canadian dollars, an amount expressed in US dollars equal to the product obtained by multiplying (i) such Canadian dollar amount by
         (ii) 0.6504, being the exchange rate quoted by the National Bank of Canada on the Closing Date for exchanging Canadian dollars into US dollars.

1.2   PURCHASE AND SALE OF SHARES.

     Upon the terms and subject to the conditions set forth in this Agreement, the Seller shall sell, assign, transfer and DELIVER to the Purchasers at the Closing and the Purchasers shall purchase and acquire from the Seller at the Closing, all right, title and interest in and to that number of the Shares as set forth opposite each such Purchaser's name on SCHEDULE 1.2 hereto, free and clear of all Liens (other than the Permitted Encumbrances to the extent they do not apply to the transactions contemplated by this Agreement).

1.3   PURCHASE PRICE.

     The purchase price due and payable at Closing (the "PURCHASE PRICE") for the Shares to be sold pursuant to this Agreement shall be the US Dollar Equivalent of C$4,425,881.80 or C$2.85 per share (less the value of the CCRA Withholding or the RQ Withholding as defined in section 6.1(g), if any, and less the legal fees incurred by each Purchaser in connection with this transaction) and shall be paid to the Seller by each of the Purchasers, in the proportions set forth


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opposite each Purchaser's name in SCHEDULE 1.2, by wire transfer of funds or other immediately available funds, to the account designated by the Seller or as Seller may otherwise direct in writing before Closing.

1.4   MATERIAL ADVERSE CHANGE.

     From the Date of this Agreement until the Closing Date, in the event of a material adverse change in the Company or the value of the Shares ("MATERIAL ADVERSE CHANGE"), any Purchaser, in its sole discretion, upon written notice to the Seller, may terminate this Agreement with respect to its obligations hereunder.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants to each Purchaser as follows:

2.1   ORGANIZATION.

     The Seller is duly formed, validly existing and in good standing under the laws of the state of Delaware.

2.2   AUTHORIZATION.

     The Seller has all necessary power and authority to enter into, execute and deliver this Agreement and to perform all of the obligations to be performed by it hereunder. This Agreement has been duly authorized, executed and delivered by the Seller and constitutes its valid and binding obligation, enforceable against the Seller in accordance with its terms.

2.3   VALIDITY.

     Neither the execution and delivery of this Agreement nor the performance or consummation of the transactions contemplated hereby or thereby will conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by the terms of: (i) any law, any rule or regulation of any government or any agency of any government or any judgment, order, writ, decree, permit or license of any court or other agency of any government to which the Seller may be subject; (ii) the certificate of incorporation or the by-laws of the Seller; or (iii) or any contract, agreement, commitment or instrument to which the Seller is a party or by which it or any of its assets is bound or committed. Neither the execution and delivery of this Agreement nor the performance or consummation of the transactions contemplated hereby or thereby will constitute an event which, with the lapse of time or action by a third party, could result in the default under any of the foregoing or result in the creation of any Lien upon the Shares. Other than the registrations, filings, consents and approvals that have been made or obtained and the filings required to be made by Seller pursuant to Section 4.2 below, the execution and delivery of this Agreement and the performance and consummation of the transactions )::s contemplated Hereby and thereby will not require any registration, filing, consent or approval under any such law, rule, regulation, judgment, order, writ, decree, permit, license,


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consent or approval of, any third party, including, without limitation, any governmental or regulatory authority or any party to any contract, agreement, commitment or instrument.

2.4   OWNERSHIP OF THE SHARES.

     The Seller owns, all right, title and interest (legal and beneficial) in and to the Shares being all of the shares in the capital of the Company owned by Seller free and clear of all Liens. All of the Encumbrances potentially applicable to the transaction contemplated by this Agreement will have been duly waived or satisfied on or before the Closing Date, or, in the case of any rights of first refusal, first offer, or co-sale will have been duly waived or all applicable notice periods will have expired without such rights having been exercised on or before the Closing Date, by all interested parties. Upon delivery of the Shares identified as being owned by the Seller to the Purchasers and payment therefor in accordance with this Agreement, the Purchasers will acquire such Shares free and clear of all Liens. The Shares have been validly subscribed and issued and are outstanding as fully paid and non-assessable.

2.5   NO OTHER AGREEMENTS TO PURCHASE.

     No, person other than the Purchasers has any written or oral agreement or option or any right or privilege (whether by law, preemptive or contractual) capable of becoming an agreement or option 1')r the purchase or acquisition from the Seller of any of the Shares except for the shareholders under the Shareholders Agreement.

2.6   REALIZATIONS.

     The Seller has no obligations pursuant to any letter of credit, guarantee, pledge, hypothecation, borrowing or other similar arrangement in connection with the acquisition of any of the Shares or any transaction with the Company.

2.7   LITIGATION.

     There is no (i) action, suit, claim, proceeding or investigation pending or threatened against the Seller, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency court, or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Seller pending, or (iii) governmental inquiry pending or threatened against the Seller, which, if adversely determined. would question the validity of, or prevent the consummation of, the transactions contemplated by this Agreement. There is no action or suit by the Seller pending or threatened against others relating to the Shares.

2.8   COMPLIANCE WITH SECURITIES LAWS.

     Neither the Seller nor anyone acting on Seller's behalf has offered to sell the Shares by means of any general solicitation or any advertising.


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2.9   THIRD PARTIES CONSENTS.

     All required consents of third parties to the sale to the Purchasers of the Shares pursuant hereto have been duly obtained.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser, severally as for itself only and not in respect of any other Purchaser, hereby represents and warrants to the Seller as follows:

3.1   ORGANIZATION.

     The Purchaser is duly formed, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

3.2   AUTHORIZATION.

     The Purchaser has all necessary power and authority to enter into, execute and deliver this Agreement and to perform all of the obligations to be performed by it hereunder and thereunder. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a valid and binding obligation, enforceable against the Purchaser in accordance with its terms.

3.3   VALIDITY.

     Neither the execution and delivery of this Agreement nor the performance or consummation of the transactions contemplated hereby or thereby will conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by the terms of (i) any law, any rule or regulation of any government or any agency of any government, or any judgment, order, writ, decree, permit or license of any court or other agency of any government to which the Purchaser may be subject; (ii) any contract, agreement, commitment or instrument to which the Purchaser is a party or by which the Purchaser or any of its assets are bound or committed; or (iii) the Purchaser's constituent charter documents or other governing instruments.

3.4   PURCHASE FOR INVESTMENT.

     (a) The Purchaser is purchasing the Shares as principal for its own account, and not for the benefit of any other person, and is either
         (A) purchasing a sufficient number of Shares that the aggregate acquisition cost of such Shares to the Purchaser is not less than C$150,000 or (B) a person or company referred to in clauses 72(1)(a) or (c) of the SECURITIES ACT (Ontario), if a resident of the Province of Ontario, section 44 of the SECURITIES ACT (Quebec), if a resident of the Province of Quebec, or analogous exemptions of securities legislation of the other Provinces of Canada, if a resident of another province;


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     (b) The Purchaser was not created or established solely to acquire the
         Shares, or to permit purchase of the Shares without a prospectus;

     (c) The Purchaser was not provided with, has not requested, and does not need to receive an offering memorandum as defined in applicable securities laws. The offer and sale to the Purchaser of the Shares were not made through or as a result of, and the distribution of the Shares is not being accompanied by, any general solicitation or any advertisement; and

     (d) If the Purchaser is resident in Ontario and is a corporation or syndicate, partnership, trust, investment club or other unincorporated organization, it was not created or is not being used primarily to permit purchases without a prospectus, and the share or portion of each member or partner of the partnership, syndicate, investment club or unincorporated organization, each beneficiary of the trust or each shareholder of the corporation of the aggregate acquisition cost to the corporation, syndicate, partnership, trust, investment club or other unincorporated organization of the Shares is not less than C$150,000.

                                   ARTICLE IV

                                    COVENANTS

4.1   COOPERATION.

     The parties hereto shall cooperate fully with each other in furnishing any information or performing any action reasonably requested by each to the other party, which information or action is necessary to the prompt and successful consummation of the transactions contemplated by this Agreement. Subject to its further rights under this Agreement, each party hereto shall cause the Closing to occur by the Closing Date or as soon thereafter as practicable.

4.2   FILINGS BY SELLER.

     The Seller shall, at its own expense, make in a timely manner, all appropriate filings required to be made by the Seller with the Quebec Securities Commission, the Ontario Securities Commission or any other Canadian regulatory agency in connection with the sale of the Shares pursuant to this Agreement, including the filing required to be made pursuant to Section 51 of the QUEBEC SECURITIES Act and Section 72(2) of the SECURITIES ACT (Ontario).

4.3   TRANSFER TAXES, FEES AND EXPENSES.

     Subject to Section 7.6, each party shall bear responsibility for its own expenses associated with the sale, purchase and transfer of the Shares. Any expenses incurred in connection with the transfer o f the Shares and requested to be paid by the Company shall be paid by the Seller.


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


4.4   CONSENTS AND WAIVERS.

     The Seller shall use its best efforts to obtain, prior to the Closing Date, the necessary, appropriate or desirable, consents in writing to the transactions contemplated by this Agreement and/or such amendments, assignments, waivers or modifications of such documents or instruments as may be required so that the transactions contemplated by this Agreement may be consummated and shall not result in any default or breach of any of the articles or bylaws of the Company, the Shareholders' Agreement or other contract, agreement, commitment or instrument to which the Seller is a party or by which the Seller or any of the Seller's assets are bound or committed, including waivers of all rights of first refusal, first offer or co-sale rights potentially applicable to the sale, assignment or transfer of the Shares.

                                   ARTICLE V

                                 CLOSING MATTERS

5.1   THE CLOSING.

     Subject to satisfaction or waiver of all conditions precedent set forth in
Article VI, the closing with respect to the transfer of the Shares (the "CLOSING") shall be held at the offices of McCarthy Tetrault, at 11:00 a.m. on May 11, 2001, or on such other date as the Purchaser and the Seller may agree (the "CLOSING DATE"). If any condition in Article VI is not satisfied in any respect (or is not duly waived) at the Closing, the party or parties whose obligations are subject to such condition may extend the date of the Closing (during which extension each of the other parties shall use all reasonable efforts to cause all such conditions to be satisfied in all respects). If all conditions are determined to be satisfied (or are duly waived) at the Closing (whether or not delayed), the Closing shall be consummated.

5.2   DELIVERY OF SHARES AND ASSIGNMENTS.

     At the Closing, the Seller shall deliver, to the extent not previously delivered, or cause to be delivered to the Purchasers (i) all of the instruments and other documents that represent or constitute the Shares to be transferred at the Closing, together with all transfer forms duly signed necessary to register the transfer of the Shares to the Purchasers in the books of the Company, (ii) such releases, approvals, consents, waivers and other supporting documents as may in the reasonable opinion of the Purchasers be necessary to permit the Purchasers to acquire the Shares free and clear of all Liens (other than the Permitted Encumbrances), and (iii) the other documents and agreements referenced in Section 6.1.


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


                                   ARTICLE VI

                              CONDITIONS OF CLOSING

6.1   CONDITIONS TO THE BENEFIT OF THE PURCHASERS.

     The obligations of the Purchasers under this Agreement to consummate the transactions contemplated by this Agreement at the Closing are, at each of the Purchaser's option, subject to the following conditions:

     (a) PERFORMANCE OF THIS AGREEMENT. All the terms, covenants and conditions of this Agreement to be complied with and performed by the Seller at or before the Closing shall have been fully complied with and performed in all material respects.

     (b) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Seller set forth in this Agreement shall be true and correct both on the date of this Agreement and as of the Closing Date (with the same force and effect as if such representations and warranties were made anew at and as of the Closing Date, except (i) to the extent that such representations and warranties are by their express provisions made as of the date of this Agreement or another specified date and (ii) for the effect of any activities or transactions which may have taken place after the date of this Agreement which are contemplated by this Agreement).

     (c) LITIGATION. No action, suit, litigation, proceeding or investigation shall (i) have been formally instituted and be pending with regard to the transactions contemplated by this Agreement or (ii) be threatened with regard to the transactions contemplated by this Agreement. On the Closing Date, there shall not be in force any injunction, order or decree restricting or enjoining consummation of the transactions contemplated by this Agreement.

     (d) REQUIRED CONSENTS, WAIVERS AND NOTICES. The Seller shall have obtained all required consents in writing to the transactions contemplated by this Agreement and such amendments, assignments, waivers or modifications of such documents or instruments as may be required so that the transactions contemplated by this Agreement may be consummated and shall not result in any default or breach of the Shareholders' Agreement or any other agreement, contract, commitment or instrument to which the Seller is a party or by which the Seller or any of its assets are bound or committed, including waivers of all rights of first refusal, first offer or co-sale rights potentially applicable to the sale, assignment or transfer of the Shares. The Seller shall have given timely notice to all parties that may be required in order to effect the transfer of the Shares and all rights relating thereto. All such consents, waivers and approvals referred to in this Section 6.1(d) shall be in a form and substance which is satisfactory to the Purchasers, in their sole discretion.


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


     (e) MATERIAL ADVERSE CHANGE, INACCURACY OR BREACH. No fact or circumstance shall have come to the attention of the Purchasers which in the judgment of the Purchasers constitutes or would constitute a Material Adverse Change, or constitute a material breach of any covenant of the Seller hereunder or constitute or reflect any material inaccuracy in or breach of any representation and warranty made or to be made by the Seller in connection with this Agreement.

     (f) LEGAL OPINION. The Purchasers shall have received from Holland & Knight a legal opinion, addressed to the Purchasers and dated as at the Closing Date, substantially in the form of EXHIBIT 6.1 (f) hereto.

     (g) TAX CLEARANCE CERTIFICATES. The Seller shall have received and provided to the Purchasers in a form satisfactory to each Purchaser, tax clearance certificates from each of the Canada Customs and Revenue Agency (the "CCRA CERTIFICATE") and the Minister of Revenue for Quebec (the "RQ CERTIFICATE") with respect to the sale of the Shares, in each case fixing a certificate limit or an estimated or actual amount of proceeds of disposition which, in the aggregate, shall not be less than the Purchase Price (the "CERTIFICATE LIMIT"), and the Purchasers shall have received copies of both the CCRA Certificate and RQ Certificate.

          (1) CCRA CERTIFICATE. The Purchasers may waive the preceding condition if the Seller has not received and delivered the CCRA Certificate at the Closing, in which case the Purchasers will withhold thirty-three and one-third percent (33 1/3%) of the Purchase Price (the "CCRA WITHHOLDING").

              If the Seller delivers to the Purchasers a clearance certificate for an amount less than the Certificate Limit, the Purchasers shall withhold from the Purchase Price thirty-three and one-third percent (33 1/3%) of the amount by which the Certificate Limit exceeds the amount of the clearance certificate so delivered (the "ADJUSTED CCRA WITHHOLDING").

              If the Seller delivers to the Purchasers the CCRA Certificate before the last business clay that is not more than twenty-seven
              (27) days after the last day of the month in which the Closing occurred (the "REMITTANCE DATE"), the Purchasers shall remit to the Seller forthwith upon the delivery of such CCRA Certificate the amount of the CCRA Withholding or the Adjusted CCRA Withholding, as the case may be. If the CCRA Certificate is not delivered to the Purchasers on or before the Remittance Date, the Purchasers shall remit the amount of the CCRA Withholding or the Adjusted CCRA Withholding, as the case may be, to the Receiver General of Canada in accordance with the INCOME TAX ACT (Canada). The Seller shall have no recourse against the Purchasers for having withheld and remitted any amount in compliance with this paragraph and the INCOME TAX ACT (Canada).

          (2) RQ CERTIFICATE. The Purchasers may waive the condition stated in this paragraph 6.1(g) if the Seller has not received and delivered the RQ


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


              Certificate at the Closing, in which case the Purchasers will withhold eighteen percent (18%) of the Purchase Price (the "RQ WITHHOLDING").

              If the Seller delivers to the Purchasers at the Closing a clearance certificate for an amount less than the Certificate Limit, the Purchasers shall withhold from the Purchase Price eighteen percent (18%) of the amount by which the Certificate Limit exceeds the amount of the clearance certificate so delivered (the "ADJUSTED RQ WITHHOLDING").

              If the Seller delivers to the Purchasers the RQ Certificate before the Remittance Date, the Purchasers shall remit to the Seller forthwith upon the delivery of such RQ Certificate the amount of the RQ Withholding or the Adjusted RQ Withholding, as the case may be. If the RQ Certificate is not delivered to the Purchasers on or before the Remittance Date, the Purchasers shall remit the amount of the RQ Withholding or the Adjusted RQ Withholding, as the case may be, to the Minister of Revenue for Quebec in accordance with the TAXATION ACT (Quebec). The Seller shall have no recourse against the Purchasers for having withheld and remitted any amount in compliance with this paragraph and the TAXATION ACT (Quebec).

     (h) NOTE HOLDER RELEASE. The Purchasers shall have received evidence, in a form and substance satisfactory to the Purchasers in their sole discretion, that the holders of the Seller's 8% notes due 2002 and the holders of the Seller's $6,000,000 notes due 2003, have released their security interest in the Shares.

     (i) RESIGNATION AS DIRECTOR. Hybridon shall have caused its nominee on the board of directors of the Company to resign, such resignation to be effective upon Closing.

6.2   CONDITIONS TO THE BENEFIT OF THE SELLER.

     The obligations of the Seller under this Agreement to consummate the transactions contemplated by this Agreement at the Closing are, at its option, subject to the following conditions:

     (a) PERFORMANCE OF THIS AGREEMENT. All terms, covenants and conditions of this Agreement to be complied with and performed by the Purchasers at or before the Closing shall have been fully complied with and performed in all material respects.

     (b) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers set forth in this Agreement shall have been true and correct both on the date of this Agreement and as of the Closing Date (with the same force and effect as if such representations and warranties were made anew at and as of the Closing Date, except (i) to the extent that such representations and warranties are by their express provisions made as of the date of this Agreement or another specified date and (ii) for the effect of any activities or transactions


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


         which may have taken place after the date of this Agreement which are contemplated by this Agreement).

     (c) LITIGATION. No action, suit, litigation, arbitration, proceeding or investigation shall (i) have been formally instituted and be pending with regard to the transactions contemplated by this Agreement or (ii) be threatened by any governmental authority of the United States, or any State thereof with regard to the transactions contemplated by this Agreement. On the Closing Date, there shall not be in force any injunction, order or decree restraining or enjoining consummation of the transactions contemplated by this Agreement.

     (d) REQUIRED CONSENTS AND WAIVERS. The Seller shall have obtained all required consents in writing to the transactions contemplated by this Agreement and such amendments, assignments, waivers or modifications of such documents or instruments as may be required so that the transactions contemplated by the Agreement may be consummated and shall not result in any default or breach of the Shareholders' Agreement, or any other agreement, contract, commitment or instrument to which the Seller is a party or by which the Seller or any of its assets are bound or committed, including waivers of all rights of first refusal and rights of co-sale potentially applicable to the sale, assignment or transfer of the Shares.

     (e) PROCEEDINGS. All proceedings to be taken by the Purchasers in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to the Seller, and the Seller shall leave received copies of all such documents and other evidence as the Seller may reasonably request to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                                  ARTICLE VII

                                  MISCELLANEOUS

7.1   SURVIVAL OF REPRESENTATION AND WARRANTIES.

     All representations and warranties of the parties to this Agreement shall survive for twenty-four (24) months following the execution and delivery of this Agreement except that Seller's representations and warranties pursuant to Sections 2.1, 2.2, 2.3, 2.4 and 2.5 shall survive in perpetuity. Any investigation or other examination that may have been made or may be made at any time by or on behalf of the party to whom representations and warranties are made shall not limit, diminish or in any way affect the representations and warranties in this Agreement, and the parties may rely on the representations and warranties in this Agreement irrespective of any information obtained by them by any investigation, examination or otherwise.

7.2   ADDITIONAL DOCUMENTS AND ACTS.

     After the Closing, each of the parties hereto shall execute and deliver such additional documents, certificates and instruments, and perform such additional acts, as may be reasonably requested and necessary or appropriate to carry out all of the provisions of this Agreement and to consummate all of the transactions contemplated by this Agreement.

7.3   SPECIFIC PERFORMANCE.

     Each of the parties hereto acknowledges that the other party will have no adequate remedy at law if it fails to perform any of its obligations under this Agreement. In such event, each of the parties agrees that the other party shall have the right, in addition to any other rights it may have (whether at law or in equity), to specific performance of this Agreement.

7.4   NOTICES.

     All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, sent by facsimile transmission or posted by registered or certified mail, return receipt requested, with postage prepaid, addressed as follows:

         if to the Purchasers:

               Royal Bank Ventures Inc.
               1, Place Ville Marie
               9th Floor
               Montreal, Quebec
               H2C 3A9

               Fax No.: (514) 874-2294
               ATTENTION:  Robert Bechard

               Folds de Solidarite des Travailleurs du Quebec (F.T.Q.) 8717 Berri Street
               Montreal, Quebec
               H2M 2T9

               Fax No.:  (514) 383-2500
               ATTENTION:  Vice-President, Legal Affairs

         with a copy (not constituting notice) to:

               McCarthy Tetrault
               1170 Peel Street
               5th Floor
               Montreal, Quebec
               H3B 4S8

               Fax No.: (514) 397-4190
               ATTENTION:  Alida Gualtieri

               Ontario Teachers' Pension Plan Board
               5650 Yonge St.
               Toronto, Ontario
               M2M 4115

               Fax No. (416) 730-5082
               ATTENTION:  Director, Venture Capital

         with a copy to:

               Ontario Teachers' Pension Plan Board
               5650 Yonge St.
               Toronto, Ontario
               M2M 4H5

               Fax No. (416) 730-3771
               ATTENTION:  Legal Counsel, Investments

         if to the Seller:

               Hybridon, Inc.
               345 Vassar Street
               Cambridge, MA 02139

               Fax No.:  (617) 679-5592
               ATTENTION:  Robert Andersen

         with a copy (not constituting notice) to:

               Holland & Knight LLP
               10 St. James Avenue
               Boston, MA  02116

               Fax No.:  (617) 523-6850
               ATTENTION:  James Pollock, Esq.

or to such other address or addresses as the Purchasers or the Seller may from time to time designate by notice as provided herein, except that notices of changes of address shall be effective only upon receipt.

7.5   ASSIGNMENT.

     Neither party hereto may- assign or delegate this Agreement or any rights or obligations hereunder to any person without the prior written consent of the other.

7.6   FEES.

     Seller shall pay at Closing to each Purchaser all legal fees incurred by it in connection with this transaction.

7.7   WAIVER.

     Each party hereto may, by express written notice to the other, (i) extend the time for the performance of any of the obligations or other actions of the other party under this Agreement; (ii) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement; (iii) waive compliance with any of the conditions or covenants of the other party contained in this Agreement; or (iv) waive or modify performance of any of the obligations of the other party under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance by the other party with any of the representations, warranties, covenants, conditions, agreements or indemnities contained in this Agreement. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

7.8   ENTIRE AGREEMENT.

     This Agreement, together with the Schedules and Exhibits hereto (which are incorporated herein by reference) and certificates to be delivered at Closing pursuant to this Agreement, supersedes any other agreement. negotiation, understandings and discussions whether written or oral, that may have been made -, or entered into by the parties hereto relating to the matters contemplated hereby, and constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.

7.9   AMENDMENTS, SUPPLEMENTS, ETC.

     This Agreement may be amended or supplemented only by additional written agreements, articles or certificates signed by the Purchasers and the Seller, as may be determined by the parties hereto to be necessary, appropriate or desirable to further the purposes of this Agreement, to clarify the intention of the parties, or to add to or to modify the covenants, terms or conditions hereof.

7.10  INTERPRETATION.

     When a reference is rondo in this Agreement to Articles, Sections, Schedules, Exhibits or certificates such reference shall be to an Article, Section, Schedule, Exhibit or certificate to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." Neither party hereto shall be or ')e deemed to be the drafter of this Agreement for the purposes of construing this Agreement again: A one party or the other.

7.11   HEADINGS AND CAPTIONS.

     The headings and captions in this Agreement are for convenience and reference purposes only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

7.12   COUNTERPARTS.

     This Agreement may be executed by original or facsimile signature in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

7.13   SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding upon, inure to the benefit of and may be enforced by, each of the parties hereto and their respective permitted successors and assigns.

7.14   SEVERABILITY.

     If any provision of this :agreement is held to be invalid or unenforceable, the remaining provision shall nevertheless be given full force and effect.

7.15   GOVERNING LAW.

     This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein, without giving effect to the principles of conflicts of law thereof. The Parties irrevocably and unconditionally agree to submit to the non-exclusive jurisdiction of the courts of the province of Quebec, district of Montreal, and all courts competent to hear-appeals therefrom.

7.16   LANGUAGE.

     The parties hereto agree that this Agreement be drafted in English. Les parties aux presentes conviennent a ce que la presente convention soit redigee en anglais.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Purchasers and the Seller have caused this Share Purchase Agreement to lie duly executed and delivered as of the date first above written.

SELLER:                                                       PURCHASERS:


HYBRIDON, INC.                                                ROYAL BANK VENTURES INC.


By: /s/ Robert Andersen                                       Per: /s/ Robert Bechard
   --------------------------------------------------             -------------------------------------------------
Name:  Robert Andersen                                                 Robert Bechard
Its:   Vice President and
       Chief Financial Officer

                                                              Per: /s/ Ghassan Dami
                                                                  -------------------------------------------------
                                                                       Ghassan Dami


                                                              FONDS DE SOLIDARITE DES TRAVAILLEURS DU QUEBEC
                                                              (F.T.Q.)


                                                              Per: /s/ Daniel Laporte
                                                                  -------------------------------------------------
                                                                       Daniel Laporte,
                                                                       ONTARIO TEACHERS'
                                                                       PENSION PLAN BOARD


                                                              Per: /s/ Rosemary Zigrossi
                                                                  -------------------------------------------------
                                                                       Rosemary Zigrossi,
                                                                       Director, Venture Capital